                                                                    EXHIBIT 10.4

                                                                       EXHIBIT C

                                 FORM OF WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS WARRANT SHOULD CAREFULLY REVIEW THE TERMS OF THIS WARRANT, INCLUDING SECTION 2(f) HEREOF. THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE NUMBER SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2(f) HEREOF.

                            GALAXY ENERGY CORPORATION

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.:________________                              Number of Shares: ____
Date of Issuance: ______, 2004

Galaxy Energy Corporation, a Colorado corporation (the "COMPANY"), hereby certifies that, for Ten United States Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ____________________, the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant (if required by Section 2(f)), at any time or times on or after the date hereof, but not after 11:59 P.M. New York Time on the Expiration Date (as defined herein) ________________ (_______) [INSERT (INITIAL WARRANTS) QUOTIENT OF (I) 40% OF THE SUM OF (A) THE ORIGINAL PRINCIPAL AMOUNT OF INITIAL NOTES PURCHASED BY THE HOLDER AT THE INITIAL CLOSING PLUS (B) THE ORIGINAL PRINCIPAL AMOUNT OF THE ADDITIONAL NOTES THE HOLDER HAS AGREED TO PURCHASE AT THE ADDITIONAL CLOSING (AS SET FORTH OPPOSITE SUCH HOLDER'S NAME ON THE SCHEDULE OF BUYERS TO THE SECURITIES PURCHASE AGREEMENT), DIVIDED BY (II) THE WARRANT EXERCISE PRICE AS OF THE INITIAL CLOSING; (REPLACEMENT WARRANTS) THE NUMBER OF SHARES FOR WHICH THE WARRANT WHICH THIS WARRANT IS REPLACING WAS EXERCISED PURSUANT TO SECTION 3(b) OF SUCH PRIOR WARRANT] fully paid nonassessable shares of Common Stock (as defined herein) of the Company (the "WARRANT SHARES") at the purchase price per share provided in
Section 1(b) below; provided, however, that in no event shall the holder be entitled or required to exercise this Warrant for a number of Warrant Shares in excess of that

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number of Warrant Shares that, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock that would be issuable upon (i) exercise of the remaining, unexercised SPA Warrants (as defined below) beneficially owned by the holder and its affiliates and (ii) exercise, conversion or exchange of the unexercised, unconverted or unexchanged portion of any other securities of the Company beneficially owned by the holder and its affiliates (including the Notes (as defined below) and any other convertible notes or preferred stock) subject to a limitation on conversion, exercise or exchange analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion, exercise or exchange of securities of the Company, including the Notes, and the SPA Warrants by such holder and its affiliates, since the date as of which such number of outstanding shares of Common Stock was reported.

      Section 1.

            (a) Securities Purchase Agreement. This Warrant is one of the warrants issued pursuant to Section 1 of that certain Securities Purchase Agreement dated as of August 19, 2004, among the Company and the Persons (as defined below) referred to therein (as such agreement may be amended from time to time as provided in such agreement, the "SECURITIES PURCHASE AGREEMENT") or of any warrants issued in exchange or substitution therefor or replacement thereof (including any warrants issued pursuant to Section 3 of the warrants issued pursuant to Section 1 of the Securities Purchase Agreement or any similar provisions of any warrants issued in exchange or substitution therefor or replacement thereof) (all such warrants being collectively referred to as the "SPA WARRANTS"). Each capitalized term used, and not otherwise defined herein, shall have the meaning ascribed thereto in the Securities Purchase Agreement.

            (b) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

                  (i) "APPROVED STOCK PLAN" means any employee benefit plan that has been approved by the Board of Directors and shareholders of the Company prior to the date of the Securities Purchase Agreement, pursuant to which the Company's securities may be issued to any consultant, employee, officer or director for services provided to the Company.

                  (ii) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                  (iii) "COMMON STOCK" means (i) the Company's common stock, $0.001 par value per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

                  (iv) "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.

                  (v) "EARLY EXERCISE" means the first exercise of this Warrant within any 20 consecutive Trading Day period that occurs on an Replacement Warrant Exercise Eligibility Date.

                  (vi)   "EXPIRATION DATE" means the date that is the later of
(A) the date that is three (3) years after the Warrant Date (as defined in Section 14) or, if such date does not fall on a Business Day, then the next Business Day, and (B) if this Warrant was issued in replacement of another Warrant pursuant to Section 3(b) of such other Warrant, then the date which is 20 Trading Days after the date on which a Registration Statement (as defined in the Registration Rights Agreement) covering the resale of all of the Warrant Shares has been declared effective by the Securities and Exchange Commission in accordance with the terms of the Registration Rights Agreement.

                  (vii)  "MANDATORY EXERCISE PERIOD" means any period of twenty
(20) consecutive Trading Days commencing after the date on which a Registration Statement (as defined in the Registration Rights Agreement) covering the resale of all of the Warrant Shares has been declared effective by the Securities and Exchange Commission in accordance with the terms of the Registration Rights Agreement and ending prior to June 19, 2007 during which the Weighted Average Price of the Common Stock on each such Trading Day is equal to or greater than the Mandatory Exercise Trigger Price.

                  (viii) "MANDATORY EXERCISE TRIGGER PRICE" means 150% of the Warrant Exercise Price on the date of issuance of this Warrant (subject to adjustment for stock splits, stock dividends and other similar transactions).

                  (ix) "NOTES" means the convertible notes of the Company issued pursuant to the Securities Purchase Agreement, and all convertible notes issued in exchange therefor or replacement thereof pursuant to the terms of such convertible notes.

                  (x) "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                  (xi) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

                  (xii) "PRINCIPAL MARKET" means the principal securities exchange or trading market for a security.

                  (xiii) "REGISTRATION RIGHTS AGREEMENT" means that agreement dated August 19, 2004 by and among the Company and the Persons referred to therein, as such agreement may be amended from time to time as provided in such agreement.

                  (xiv) "REPLACEMENT WARRANT EXERCISE ELIGIBILITY DATE" means any Trading Day occurring after the date on which a Registration Statement (as defined in the Registration Rights Agreement) covering the resale of the shares of Common Stock issuable upon exercise of this Warrant has been declared effective by the Securities and Exchange Commission in accordance with the terms of the Registration Rights Agreement, on which any share of Common Stock trades on the Principal Market at a price greater than the or equal to the Mandatory Exercise Trigger Price.

                  (xv) "REPLACEMENT WARRANT EXERCISE PERIOD" means the period consisting of (A) the consecutive Trading Days immediately preceding an Early Exercise, up to a maximum of nineteen (19) Trading Days, on which the Weighted Average Price of the Common Stock exceeded the Mandatory Exercise Trigger Price, if any, (B) the date of the Early Exercise and (C) the consecutive Trading Days following the date of the Early Exercise such that the period consists of a total of 20 Trading Days.

                  (xvi) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (xvii) "TRADING DAY" means any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade, or actually trades, on such exchange or market for less than 4.5 hours.

                  (xviii) "WARRANT" means this Warrant and all Warrants issued in exchange, transfer or replacement thereof pursuant to the terms of such Warrants.

                  (xix) "WARRANT EXERCISE PRICE" shall be equal to, with respect to any Warrant Share, [INSERT (INITIAL WARRANTS) 115% OF THE ARITHMETIC AVERAGE OF THE WEIGHTED AVERAGE PRICE OF THE COMMON STOCK ON EACH OF THE 20 CONSECUTIVE TRADING DAYS IMMEDIATELY PRECEDING THE INITIAL CLOSING DATE; (REPLACEMENT WARRANTS) THE GREATER OF (A) 115% OF THE ARITHMETIC AVERAGE OF THE WEIGHTED AVERAGE PRICE OF THE COMMON STOCK ON EACH TRADING DAY DURING THE APPLICABLE REPLACEMENT WARRANT EXERCISE PERIOD AND (B) 172.5% OF THE WARRANT EXERCISE PRICE OF THE WARRANT THIS WARRANT IS REPLACING PURSUANT TO SECTION 3(b) OF SUCH PRIOR WARRANT ON THE DATE OF ISSUANCE OF SUCH PRIOR WARRANT], subject to adjustment as hereinafter provided.

                  (xx) "WEIGHTED AVERAGE PRICE" means, for any security as of any date, the dollar volume-weighted average price for such security on its Principal Market during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg Financial Markets ("BLOOMBERG") through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York City Time (or such other time as such over-the-counter market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as such over-the-counter market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder of this Warrant. If the Company and the holder of this Warrant are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(a) below. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during any period during which the Weighted Average Price is being determined.

      Section 2. Exercise of Warrant.

            (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any Business Day on or after the opening of business on the date hereof and prior to 11:59 P.M. New York Time on the Expiration Date by (i) delivery of a written notice, in the form of the subscription form attached as Exhibit A hereto (the "EXERCISE NOTICE"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "AGGREGATE EXERCISE PRICE") by wire transfer of immediately available funds (or by check if the Company has not provided the holder of this Warrant with wire transfer instructions for such payment) or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(e)), and (iii) if required by Section 2(f) or unless the Holder has previously delivered this Warrant to the Company and it or a new replacement Warrant has not yet been delivered to the Holder, the surrender to a common carrier for overnight delivery to the Company as soon as practicable following such date, this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction); provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of
Section 8 shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall on the second (2nd) Business Day (the "WARRANT SHARE DELIVERY DATE") following the date of its receipt of the Exercise Notice, the Aggregate Exercise Price (or notice of Cashless Exercise) and if required by Section 2(f) (or unless the holder of this Warrant has previously delivered this Warrant to the Company and it or a new replacement Warrant has not yet been delivered to the holder), this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) (the "EXERCISE DELIVERY DOCUMENTS"), (A) provided that the transfer agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program and provided that the holder is eligible to receive shares through DTC, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system or (B) issue and deliver to the address specified in the Exercise Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled. Upon (x) delivery of the Exercise Notice and (y) the Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 2(e), the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised (the date thereof being referred to as the "DEEMED ISSUANCE DATE"), irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Warrant Exercise Price, the Weighted Average Price of a security or the arithmetic calculation of the number of Warrant Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one
(1) Business Day of receipt of the holder's Exercise Notice. If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price, the Weighted Average Price or arithmetic calculation of the number of Warrant Shares within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Weighted Average Price to an independent, reputable investment banking firm agreed to by the Company and the holder of this Warrant or (ii) the disputed arithmetic calculation of the number of Warrant Shares to its independent, outside public accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than two (2) Business Days after the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent error.

            (b) If this Warrant is submitted for exercise, as may be required by Section 2(f), and unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than three (3) Business Days after receipt of this Warrant (the "WARRANT DELIVERY DATE") and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which such Warrant is exercised (together with, in the case of a cashless exercise, the number of Warrant Shares surrendered in lieu of payment of the Exercise Price).

            (c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

            (d) If the Company shall fail for any reason or for no reason (x) to issue and deliver to the holder within three (3) Business Days of receipt of the Exercise Delivery Documents a certificate for the number of shares of Common Stock to which the holder is entitled or to credit the holder's balance account with DTC for such number of shares of Common Stock to which the holder is entitled upon the holder's exercise of this Warrant or (y) to issue and deliver to the holder on the Warrant Delivery Date a new Warrant for the number of shares of Common Stock to which such holder is entitled pursuant to Section 2(b) hereof, if any, then the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such holder, including any indemnification under Section 8 of the Securities Purchase Agreement, pay as additional damages in cash to such holder on each day after such third (3rd) Business Day that such shares of Common Stock are not issued and delivered to the holder, in the case of clause (x) above, or such third
(3rd) Business Day that such Warrant is not delivered, in the case of clause (y) above, in an amount equal to the sum of (i) 0.5% of the product of (A) the number of shares of Common Stock not issued to the holder on or prior to the Warrant Share Delivery Date and (B) the Weighted Average Price of the Common Stock on the Warrant Share Delivery Date, in the case of the failure to deliver Common Stock, and (ii) if the Company has failed to deliver a Warrant to the holder on or prior to the Warrant Delivery Date, 0.5% of the product of (x) the number of shares of Common Stock issuable upon exercise of the Warrant as of the Warrant Delivery Date, and (y) the Weighted Average Price of the Common Stock on the Warrant Delivery Date; provided that in no event shall cash damages accrue pursuant to this Section 2(d) during the period, if any, in which any Warrant Shares are the subject of a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(a). Alternatively, subject to the dispute resolution provisions of Section 2(a), at the election of the holder made in the holder's sole discretion, the Company shall pay to the holder, in lieu of the additional damages referred to in the preceding sentence (but in addition to all other available remedies that the holder may pursue hereunder and under the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof)), 110% of the amount by that (A) the holder's total purchase price (including brokerage commissions, if any) for shares of Common Stock purchased to make delivery in satisfaction of a sale by such holder of the shares of Common Stock to which the holder is entitled but has not received upon an exercise, exceeds (B) the net proceeds received by the holder from the sale of the shares of Common Stock to which the holder is entitled but has not received upon such exercise.

            (e) If, despite the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, the Warrant Shares to be issued are not registered and available for resale pursuant to a registration statement in accordance with the Registration Rights Agreement, including during a Grace Period (as defined in the Registration Rights Agreement), then notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "CASHLESS EXERCISE"):

      Net Number = (A x B) - (A x C)
                   -----------------
                           B

            For purposes of the foregoing formula:

                  A= the total number of shares with respect to which this Warrant is then being exercised;

                  B= the Weighted Average Price of the Common Stock on the trading day immediately preceding the date of the delivery of the Exercise Notice; and

                  C= the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

            (f) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon exercise of this Warrant in accordance with the terms hereof, the holder of this Warrant shall not be required to physically surrender this Warrant to the Company unless it is being exercised for all of the Warrant Shares represented by the Warrant. The holder and the Company shall maintain records showing the number of Warrant Shares exercised and issued and the dates of such exercises or shall use such other method, reasonably satisfactory to the holder and the Company, so as not to require physical surrender of this Warrant upon each such exercise. In the event of any dispute or discrepancy, such records of the Company establishing the number of Warrant Shares to which the holder is entitled shall be controlling and determinative in the absence of error. Notwithstanding the foregoing, if this Warrant is exercised as aforesaid, the holder may not transfer this Warrant unless the holder first physically surrenders this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the holder a new Warrant of like tenor, registered as the holder may request, representing in the aggregate the remaining number of Warrant Shares represented by this Warrant. The holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following exercises of any portion of this Warrant, the number of Warrant Shares represented by this Warrant may be less than the number stated on the face hereof. Each Warrant shall bear the following legend:

            ANY TRANSFEREE OF THIS WARRANT SHOULD CAREFULLY REVIEW THE TERMS OF THIS WARRANT, INCLUDING SECTION 2(f) HEREOF. THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE NUMBER SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2(f) HEREOF.

      Section 3. Mandatory Exercise of Warrants; Issuance Of Replacement
                 Warrants Upon Exercise Of Warrants.

            a. Mandatory Exercise of Warrants. Within one Business Day of the last day of the Mandatory Exercise Period, the Company shall deliver notice to the holder of this Warrant confirming that the Mandatory Exercise Period has occurred and certifying as to whether the Conditions to Mandatory Exercise are satisfied (the "MANDATORY EXERCISE NOTICE"). Subject to satisfaction (or waiver by the holder hereof) of the Conditions to Mandatory Exercise, within five (5) Business Days after the receipt of the Mandatory Exercise Notice (the "MANDATORY EXERCISE DEADLINE"), the holder of this Warrant, subject to the first paragraph of this Warrant, shall submit an Exercise Notice in accordance with Section 2 (a "MANDATORY EXERCISE NOTICE"), electing to exercise this Warrant, pursuant to a Cash Exercise (a "MANDATORY EXERCISE"), for all of the then remaining Warrant Shares which are not subject to an Exercise Notice delivered to the Company by the holder on or prior to delivery of the Mandatory Exercise Notice, and shall submit to the Company the Aggregate Exercise Price therefor by wire transfer of immediately available funds (or by check if the Company has not provided the holder of this Warrant with wire transfer instructions for such payment). This Warrant shall be exercised in its entirety in accordance with Section 2 on the date on which the Company receives the Aggregate Exercise Price pursuant to the preceding sentence (the "MANDATORY EXERCISE DATE"). Upon the written request of the holder of this Warrant, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such request, confirm in writing the status of the Company's compliance with each of the Conditions to Mandatory Exercise.

            b.    Issuance of Replacement Warrants.

                  (i) Upon the occurrence of a Mandatory Exercise, the Company shall deliver to the holder hereof, within seven (7) Business Days of the Mandatory Exercise Date, and at the Company's own expense, a new warrant, in the same form as this Warrant, to purchase the same number of shares of Common Stock issued pursuant to the Mandatory Exercise. The "Warrant Exercise Price" of such new warrant, shall equal 115% of the arithmetic average of the Weighted Average Price of the Common Stock on each Trading Day during the Mandatory Exercise Period (subject to adjustment for stock splits, stock dividends and other similar transactions).

                  (ii) Within seven (7) Business Days of the last day of any Replacement Warrant Exercise Period, the Company shall issue to the holder hereof, and at the Company's own expense, a new warrant, in the same form as this Warrant, to purchase a number of shares of Common Stock equal to the sum of
(A) the number of shares of Common Stock issued or issuable pursuant to the Early Exercise occurring within such Replacement Warrant Exercise Period and (B) the aggregate number of shares of Common Stock issued or issuable upon any other exercises of this Warrant during such Replacement Warrant Exercise Period. The "Warrant Exercise Price" of such new warrant shall equal the greater of (A) 115% of the arithmetic average of the Weighted Average Price of the Common Stock on each Trading Day during the Replacement Warrant Exercise Period and (B) 172.5% of the Warrant Exercise Price on the date of issuance of this Warrant (subject to adjustment for stock splits, stock dividends and other similar transactions).

            c. Conditions to Mandatory Exercise. "CONDITIONS TO MANDATORY EXERCISE" shall mean: (i) as of the date that is 30 days prior to the first day of the Mandatory Exercise Period and on each day through and including the applicable Mandatory Exercise Deadline, the Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares shall be effective and available for the sale of all of the Warrant Shares then outstanding or issuable and no Grace Period (as defined in the Registration Rights Agreement) shall have occurred; (ii) on each day during the period beginning 90 days prior to the last day of the Mandatory Exercise Period and ending on and including the applicable Mandatory Exercise Deadline, the Common Stock is quoted on The NASDAQ Stock Market's OTC Bulletin Board or listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, and if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, the Common Stock has not been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market have been threatened either (A) in writing by such exchange or market (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iii) during the term of this Warrant, the Company shall have delivered shares upon exercise of this Warrant on a timely basis as set forth in Section 2(a); (iv) during the period beginning on the Warrant Date and ending on and including the applicable Mandatory Exercise Deadline, there shall not have occurred (x) the public announcement of a pending, proposed or intended Change of Control (as defined in Section 4 of the Notes) that has not been abandoned, terminated or consummated and publicly announced as such, (y) a Triggering Event (as defined in Section 3 of the Notes) or (z) an Event of Default (as defined in Section 11 of the Notes); and (v) from and after the Warrant Date, the Company otherwise shall have been in compliance with, and shall not have breached or been in breach of, any provision, covenant or representation set forth in the Transaction Documents.

      Section 4. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

            (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

            (b) All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

            (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 150% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant.

            (d) If, and so long as, any shares of Common Stock shall be listed on the NASDAQ National Market, the NASDAQ SmallCap Market or another securities exchange or trading market, the shares of Common Stock issuable upon exercise of this Warrant shall be so listed; and the Company shall so list on such exchange or market, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such securities exchange or market.

            (e) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above $0.001 per share, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

            (f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

      Section 5. Taxes. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

      Section 6. Warrant Holder Not Deemed a Shareholder. No holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose (other than to the extent that the holder is deemed to be a beneficial holder of shares under applicable securities laws after taking into account the limitation set forth in the first paragraph of this Warrant), nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the Deemed Issuance Date of the Warrant Shares that such holder is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.

      Section 7. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant, and upon exercise hereof (other than pursuant to a Cashless Exercise) will acquire the Warrant Shares, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(3) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "ACCREDITED INVESTOR"). Each delivery of an Exercise Notice, other than in connection with a Cashless Exercise, shall constitute confirmation at such time by the holder of the representations concerning the Warrant Shares set forth in the first two sentences of this Section 7, unless contemporaneous with the delivery of such Exercise Notice the holder notifies the Company in writing that it is not making such representations (a "REPRESENTATION NOTICE"). If the holder delivers a Representation Notice in connection with an exercise, it shall be a condition to such holder's exercise of this Warrant and the Company's obligations set forth in Section 2 in connection with such exercise, that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

      Section 8. Ownership and Transfer.

            (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

            (b) This Warrant and the rights granted hereunder shall be assignable by the holder hereof without the consent of the Company.

            (c) The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement and the initial holder of this Warrant (and certain assignees thereof) is entitled to the registration rights in respect of the Warrant Shares as set forth in the Registration Rights Agreement.

      Section 9. Adjustment of Warrant Exercise Price and Number of Warrant Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

            (a) Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock. If and whenever on or after the Warrant Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding Exempted Issuances (as defined below)), for a consideration per share less than a price (the "APPLICABLE PRICE") equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price pursuant to the immediately preceding sentence, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment. For purposes of this Warrant, "EXEMPTED ISSUANCES" shall mean: (I) shares of Common Stock issued or deemed to be issued by the Company pursuant to an Approved Stock Plan; (II) shares of Common Stock issued or deemed to be issued by the Company upon the conversion, exchange or exercise of any right, option, obligation or security outstanding on the date prior to the Warrant Date and set forth in Schedule 3(c) of the Securities Purchase Agreement, provided that the terms of such option, obligation or security are not amended on or after the date of the Securities Purchase Agreement, or (III) shares of Common Stock issued or deemed to be issued by the Company upon conversion of the Notes or exercise of the SPA Warrants.

            (b) Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Section 9(a) above, the following shall be applicable:

                  (i) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 9(b)(i), the "lowest price per share for which one share of Common Stock is issuable upon exercise of any such Option or upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of any such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities.

                  (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 9(b)(ii), the "lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exchange or exercise of such Convertible Security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible

Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 9(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

                  (iii) Change in Option Price or Rate of Conversion. If the purchase, exchange or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Options or Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price that would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase, exchange or exercise price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock acquirable hereunder shall be correspondingly readjusted. For purposes of this Section 9(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

            (c) Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Sections 9(a) and 9(b), the following shall be applicable:

                  (i) Calculation of Consideration Received. In case any Options are issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction or series of related transactions, (A) the Options will be deemed to have been issued for a consideration equal to the greater of $0.01 and the specific aggregate consideration, if any, allocated to such Options (in either case, the "OPTION CONSIDERATION") and, for purposes of applying the provisions of this Section 9, the Option Consideration shall be allocated pro rata among all the shares of Common Stock issuable upon exercise of such Options to determine the consideration per each such share of Common Stock and (B) the other securities will be deemed to have been issued for an aggregate consideration equal to the aggregate consideration received by the Company for the Options and other securities (determined as provided below with respect to each share of Common Stock represented thereby), less the sum of (1) the Black-Scholes Value (as defined below) of such Options and (2) the Option Consideration. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the Weighted Average Price of such securities on the date of receipt of such securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holder of this Warrant. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "VALUATION EVENT"), the fair value of such consideration will be determined within five (5) Business Days after the tenth
(10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holder of this Warrant. The determination of such appraiser shall be final and binding upon all parties absent error, and the fees and expenses of such appraiser shall be borne by the Company.

                  (ii) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (iii) Black-Scholes Value. The "BLACK-SCHOLES VALUE" of any Options shall mean the sum of the amounts resulting from applying the Black-Scholes pricing model to each such Option, which calculation is made with the following inputs: (i) the "option striking price" being equal to the lowest exercise price possible under the terms of such Option on the date of the issuance of such Option (the "VALUATION DATE"), (ii) the "interest rate" being equal to the interest rate on one-year United States Treasury Bills issued most recently prior to the Valuation Date, (iii) the "time until option expiration" being the time from the Valuation Date until the expiration date of such Option,
(iv) the "current stock price" being equal to the Weighted Average Price of the Common Stock on the Valuation Date, (v) the "volatility" being the 100-day historical volatility of the Common Stock as of the Valuation Date (as reported by the Bloomberg "HVT" screen), and (vi) the "dividend rate" being equal to zero. Within three (3) Business Days after the Company Valuation Date, each of the Company and the holder of this Warrant shall deliver to the other a written calculation of its determination of the Black-Scholes value of the Options. If the holder and the Company are unable to agree upon the calculation of the Black-Scholes Value of the Options within five (5) Business Days of the Valuation Date, then the Company shall submit via facsimile the disputed calculation to an investment banking firm (jointly selected by the Company and the holder of this Warrant) within seven (7) Business Days of the Valuation Date. The Company shall cause such investment banking firm to perform the calculations and notify the company and the holder of the results no later than ten (10) Business Days after the Valuation Date. Such investment banking firm's calculation of the Black-Scholes Value of the Options shall be deemed conclusive absent error. The Company shall bear the fees and expenses of such investment banking firm for providing such calculation.

            (d) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 9(d) shall become effective at the close of business on the date the subdivision or combination becomes effective

            (e) Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "DISTRIBUTION"), at any time after the issuance of this Warrant, then, in each such case:

                  (i) the Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Weighted Average Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Weighted Average Price of the Common Stock on the trading day immediately preceding such record date; and

                  (ii) either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable for the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

            (f) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 9 but not expressly provided for by such provisions (including the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the SPA Warrants; provided that no such adjustment will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this
Section 9.

            (g)   Notices.

                  (i) Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

                  (ii) The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

                  (iii) The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

      Section 10. Purchase Rights; Reorganization, Reclassification, Consolidation, Merger or Sale. (a) In addition to any adjustments pursuant to
Section 9 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of its capital stock (the "PURCHASE RIGHTS"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  (b) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "ORGANIC CHANGE." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "ACQUIRING ENTITY") a written agreement (in form and substance satisfactory to the holders of SPA Warrants representing at least two-thirds (2/3) of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding) to deliver to each holder of SPA Warrants in exchange for each such SPA Warrant, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of such SPA Warrant (including, an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of such SPA Warrant (without regard to any limitations on exercises), if the value so reflected is less than the Warrant Exercise Price in effect immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders of such SPA Warrants representing at least two-thirds (2/3) of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding) to ensure that each of the holders of the SPA Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's SPA Warrants (without regard to any limitations on exercises), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock that would have been acquirable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exerciseability of this Warrant).

      Section 11. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

      Section 12. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            If to the Company:

                  Galaxy Energy Corporation
                  1331 17th Street, Suite 730
                  Denver, CO  80202
                  Telephone:   303-293-2300
                  Facsimile:   303-293-2417
                  Attention:   Chief Executive Officer

            With copy to:

                  Dill Dill Carr Stonbraker & Hutchings, P.C.
                  455 Sherman Street, Suite 300
                  Denver, Colorado  80203
                  Telephone:   303-777-3737
                  Facsimile:   303-777-3823

                  Attention:   Fay Matsukage, Esq.

If to a holder of this Warrant, to it at the address and facsimile number set forth on the Schedule of Buyers to the Securities Purchase Agreement, with copies to such holder's representatives as set forth on such Schedule of Buyers, or, in the case of the holder or any other Person named above, at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice to the other party at least five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

      Section 13. Limitation on Number of Warrant Shares. Prior to the date on which Shareholder Approval (as defined in Section 4(k) of the Securities Purchase Agreement) has been obtained, the Company shall not be obligated to issue any Warrant Shares upon exercise of the SPA Warrants if the issuance of such shares of Common Stock would exceed that number of Warrant Shares which the Company may issue upon exercise of the SPA Warrants (the "EXCHANGE CAP") without breaching the Company's obligations under the rules or regulations of the Principal Market, if at the time of any determination, the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, except that such limitation shall not apply in the event that the Company obtains a written opinion from outside counsel to the Company that approval of the Company's shareholders is not required under the applicable rules of the Principal Market, which opinion shall be reasonably satisfactory to the holders representing at least two-thirds (2/3) of the Warrant Shares then issuable upon exercise of outstanding SPA Warrants. Until Shareholder Approval or such written opinion is obtained, no holder of SPA Warrants shall be issued, upon exercise of the SPA Warrants, Warrant Shares in an amount greater than such holder's Cap Allocation Amount (as defined in the Notes). In the event that any holder of SPA Warrants shall sell or otherwise transfer any of such SPA Warrants, the transferee shall be allocated a pro rata portion of such holder's Cap Allocation Amount. In the event that, after the Initial Closing Date (as defined in the Securities Purchase Agreement), any holder of the SPA Warrants shall convert all of such holder's Notes and exercise all of such holder's SPA Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of Warrant Shares and Conversion Shares (as defined in the Securities Purchase Agreement) actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of SPA Warrants and Notes on a pro rata basis in proportion to the Warrant Shares and Conversion Shares issuable upon exercise and conversion of the SPA Warrants and the Notes, respectively, then held by each such holder. In the event that upon the delivery of an Exercise Notice the Company is prohibited from issuing Warrant Shares as a result of the operation of this Section 13, the Company shall repurchase for cash, within five (5) Business Days, the portion of this Warrant with respect to which Warrant Shares cannot be issued as result of this Section 13, at a price per Warrant Share equal to the difference between the Weighted

Average Price of the Common Stock and the Warrant Exercise Price of such Warrant Shares as of the date of the attempted exercise.

      Section 14. Date. The date of this Warrant is August 19, 2004 (the "WARRANT DATE"). This Warrant, in all events, shall be wholly void and of no effect after 11:59 P.M., New York Time, on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

      Section 15. Amendment and Waiver. Except as otherwise provided herein, the provisions of the SPA Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of SPA Warrants representing at least two-thirds (2/3) of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding; provided that no such action may increase the Warrant Exercise Price of any SPA Warrant or decrease the number of shares or change the class of stock obtainable upon exercise of any SPA Warrant without the written consent of the holder of such SPA Warrant.

      Section 16. Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

      Section 17. Rules of Construction. Unless the context otherwise requires,
(a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Warrant, (b) each accounting term not otherwise defined in this Warrant has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word "including" in this Warrant shall be by way of example rather than limitation.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by Cecil D. Gritz, its Chief Operating Officer, as of the 19th day of August, 2004.

                                            GALAXY ENERGY CORPORATION

                                            By: ________________________________
                                            Name:  Cecil D. Gritz
                                            Title: Chief Operating Officer

                              EXHIBIT A TO WARRANT

                                 EXERCISE NOTICE

        TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                            GALAXY ENERGY CORPORATION

      The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("WARRANT SHARES") of Galaxy Energy Corporation, a Colorado corporation (the "COMPANY"), evidenced by the attached Warrant (the "WARRANT"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

      1. Form of Warrant Exercise Price. The holder intends that payment of the Warrant Exercise Price shall be made as:

          ____________     a "CASH EXERCISE" with respect to _________________
                           Warrant Shares; and/or

          ____________     a "CASHLESS  EXERCISE"  with  respect to  ___________
                           Warrant Shares (to the extent permitted by the terms of the Warrant).

      2. Payment of Warrant Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

      3. Delivery of Warrant Shares. The Company shall deliver __________ Warrant Shares in accordance with the terms of the Warrant in the following name and to the following address:

Issue to:_______________________________________________________________________

      Facsimile Number: ________________________________________________________

      DTC Participant Number and Name (if electronic book entry transfer):______

      Account Number (if electronic book entry transfer):_______________________

Date: _______________ __, ______

  Name of Registered Holder

By: ____________________________
Name:
Title:

                                 ACKNOWLEDGMENT

      The Company hereby acknowledges this Exercise Notice and hereby directs [TRANSFER AGENT] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated ________________, 200_ from the Company and acknowledged and agreed to by [TRANSFER AGENT].

                                                GALAXY ENERGY CORPORATION

                                                By: ____________________________
                                                Name: __________________________
                                                Title: _________________________

                              EXHIBIT B TO WARRANT

                              FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of Galaxy Energy Corporation., a Colorado corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated: _________, 200_

                                                ________________________________

                                                Name:  _________________________
                                                Title: _________________________